
                                 AVATEX CORPORATION

                                 AMENDMENT NO. 2 TO

                             PERFORMANCE INCENTIVE PLAN

       Pursuant to the rights reserved in Section E of the Performance
Incentive Plan of Avatex Corporation (the "Company") adopted effective as of
January 1, 1997, as amended by Amendment No. 1 thereto dated as of June 23,
1997 (as amended, the "Plan"), the Plan is hereby amended as follows:

       1.   Section D(4) is hereby amended to read as follows:

            The calculation of Net Income shall exclude for all purposes any effect on income, operations or other items resulting from (a) any settlement by the Company of the lawsuit styled OFFICIAL
            COMMITTEE OF UNSECURED CREDITORS OF FOXMEYER CORPORATION, ET AL.,
            V. FOXMEYER HEALTH CORPORATION, Adversary No. 96-205, filed in the United States Bankruptcy Court for the District of Delaware,
            (b) any other actual or potential litigation or similar proceeding against the Company and/or any of its officers or directors that involves the matters alleged in such lawsuit and/or relates in any way to the Chapter 11 or Chapter 7 proceedings of FoxMeyer Corporation and certain of its subsidiaries, or (c) Litigation Income (as such term is defined in Section E(a) below); provided, however, that Litigation Income shall be distributed to participants in accordance with the percentages reflected on Revised Exhibit A hereto and pursuant to the final paragraph of Section D of the Plan, irrespective of whether any Net Income other than Litigation Income exists and is distributed.

       2. Section E(3) of the Plan is hereby deleted in its entirety, and the date in Section E(4) of the Plan is hereby changed to April 1, 1999.

       3. The Plan is hereby amended by deleting Exhibit A thereto in its entirety and replacing it with the document entitled "Revised
            Exhibit A" attached hereto, which sets forth the participants in the Plan, their respective positions and their respective percentage award levels under the Plan for (a) Net Income other than Litigation Income for the fiscal year ending March 31, 1998,
            (b) Litigation Income, and (c) Net Income other than Litigation
            Income for the fiscal year ending March 31, 1999.
            Notwithstanding the provisions of Section E(a) of the Plan, each of the participants identified on the original Exhibit A has consented to the reallocation of the percentages applicable to Litigation Income.




       PURSUANT TO THE APPROVAL OF THIS AMENDMENT NO. 2 BY THE FINANCE AND
PERSONNEL COMMITTEE OF THE BOARD OF DIRECTORS OF THE COMPANY, THE COMPANY HEREBY
ADOPTS THIS AMENDMENT NO. 2 EFFECTIVE AS OF _______________, 1998.


AVATEX CORPORATION


By:
   ------------------------------
     Abbey J. Butler
     Co-Chief Executive Officer


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                                  REVISED EXHIBIT A

                                 AVATEX CORPORATION
                              PERFORMANCE INCENTIVE PLAN

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


                                                                                PERCENTAGE AWARDS
                                                                                -----------------
                                                        FY 1998 NON-         LITIGATION        FY 1999 NON-
   NAME                      TITLE                 LITIGATION NET INCOME       INCOME     LITIGATION NET INCOME
   ----                      -----                 ---------------------       ------     ---------------------
Abbey J. Butler       Co-Chair/Co-CEO                      4.125%              3.775%             4.38%

Melvyn J. Estrin      Co-Chair/Co-CEO                      4.125%              3.775%             4.38%

Edward L. Massman     SVP and CFO                          3.125%              2.860%             2.98%

John G. Murray        VP                                                       1.487%             1.44%

Scott E. Peterson     VP                                   1.625%              1.487%             1.44%

Grady E. Schleier     VP                                   1.625%              1.487%             1.44%

Robert H. Stone       VP, GC & Secretary                   1.625%              1.487%             1.44%

Tanis Darnell         Dir. -- Planning/Bus. Dev.           0.625%              0.572%             0   %

Steven N. Shapu       Dir. -- Accounting                   0.625%              0.572%             0   %
                                                          -------            --------            ------
Totals ......................................             17.5  %             17.5  %            17.5 %
